SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2006

COMMAND SECURITY CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-18684	14-1626307
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

Lexington Park Lagrangeville, New York	12540
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (845) 454-3703

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

COMMAND SECURITY CORPORATION
FORM 8-K
CURRENT REPORT

TABLE OF CONTENTS
		Page

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	3
Item 9.01	Financial Statements and Exhibits	3
Signature		4

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 20, 2006, the board of directors of Command Security Corporation (the “Company”) approved an amendment to the Company’s bylaws to allow for meetings of the board of directors to be presided over by, in the absence of the president, one or more chairmen (the "Bylaw Amendment"). Previously, the provision required that, in the absence of the president, meetings of the board of directors were to be presided over by the chairman.

The text of the Bylaw Amendment is being filed with this report as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

3.1	Amendment to Bylaws dated September 20, 2006

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Command Security Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2006
COMMAND SECURITY CORPORATION
(Registrant)

	By:	/s/ Barry I. Regenstein
Name: Barry Regenstein
Title: President and
Chief Financial Officer

4